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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         WESTERN MULTIPLEX CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                           52-219-8231
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    (State of Incorporation or Organization)                         (I.R.S. Employer
                                                                     Identification no.)


   1196 Borregas Avenue, Sunnyvale, California                       94089
-------------------------------------------------        ------------------------------------
     (Address of Principal Executive Offices)                       (Zip Code)

     If this form relates to the        If this form relates to the
     registration of a class of         registration of a class of securities
     securities pursuant to Section     pursuant to Section 12(g) of the
     12(b) of the Exchange Act and      Exchange Act and is effective
     is effective pursuant to           pursuant to General Instruction
     General Instruction A.(c),         A.(d), please check the following
     please check the following box.    box. [X]
     [_]


Securities Act registration statement file number to which this form relates:
                              333-35200
                         ----------------------
                             (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class           Name of Each Exchange on Which
          to be so Registered           Each Class is to be Registered
          -------------------           ------------------------------

          Not Applicable                      Not Applicable
---------------------------------       -------------------------------

_________________________________       _______________________________


Securities to be registered pursuant to Section 12(g) of the Act:

Class A common stock, par value $.01 per share
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                                (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.

     For a description of the Class A Common Stock, see the information under the caption "Description of Capital Stock" in the Registration Statement on Form S-1 (File No. 333-352000) (the "Registration Statement") of Western Multiplex Corporation (the "Registrant") as filed with the Securities and Exchange Commission (the "Commission") on April 20, 2000 and any amendments to the Registration Statement filed with the Commission prior to such Registration Statement being declared effective, which description is hereby incorporated herein by reference.

Item 2.  Exhibits.

     The following exhibits are filed as part of this registration statement.

1. Form of the Registrant's Class A Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 of Amendment No. 2 of the Registration Statement filed with the Commission on June 9, 2000).

2. Form of Amended and Restated Articles of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 of Amendment No. 2 to the Registration Statement filed with the Commission on June 9, 2000).

3. Form of Amended and Restated By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 of Amendment No. 2 to the Registration Statement filed with the Commission on June 9, 2000).

4. Amended and Restated Acquisition Agreement, dated as of September 30, 1999, by and among GTI Acquisition Corp., Glenayre Technologies, Inc., the Registrant and WMC Holding Corp. (incorporated herein by reference to Exhibit 2.1 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

5. Amendment to Acquisition Agreement, dated as of October 31, 1999, by and among GTI Acquisition Corp., Glenayre Technologies, Inc., the Registrant and WMC Holding Corp. (incorporated herein by reference to Exhibit 2.2 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

6. Stockholders' Agreement, dated as of October 31, 1999, among the Registrant, WMC Holding Corp., GTI Acquisition Corp. and Glenayre Technologies, Inc. (incorporated herein by reference to Exhibit 4.2 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

7. Registration Rights Agreement, dated as of June 8, 2000, among the Registrant, Ripplewood Holdings, L.L.C. and WMC Holding Corp. (incorporated herein by reference to Exhibit 4.3 of Amendment No. 2 to the Registration Statement filed with the Commission on June 9, 2000).

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8.   Employment and Co-Investment Agreement, dated as of October 31, 1999, among
     Ripplewood Partners L.P., WMC Holding Corp., Seaview Holdings L.L.C., the Registrant and Jonathan N. Zakin (incorporated herein by reference to Exhibit 10.1 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

9. Co-Investment Agreement, dated as of October 31, 1999, among Ripplewood Partners L.P., WMC Holding Corp., The Michael and Roberta Seedman Revocable Trust, Michael Seedman and the Registrant (incorporated herein by reference to Exhibit 10.2 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

10. Subscription and Employee Stockholder's Agreement, dated as of January 31, 2000, among WMC Holding Corp., the Registrant, Ripplewood Partners, L.P. and Amir Zoufonoun (incorporated herein by reference to Exhibit 10.4 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

11. Subscription and Employee Stockholder's Agreement, dated as of February 28, 2000, among WMC Holding Corp., the Registrant, Ripplewood Partners, L.P. and Nancy Huber (incorporated herein by reference to Exhibit 10.6 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

12. Subscription and Employee Stockholder's Agreement, dated as of February 25, 2000, among WMC Holding Corp., the Registrant, Ripplewood Partners, L.P. and Fred Corsentino (incorporated herein by reference to Exhibit 10.8 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

13. Subscription and Employee Stockholder's Agreement, dated as of February 23, 2000, among WMC Holding Corp., the Registrant, Ripplewood Partners, L.P. and Joseph Tavormina (incorporated herein by reference to Exhibit 10.10 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

14. Subscription and Employee Stockholder's Agreement, dated as of January 31, 2000, among WMC Holding Corp., the Registrant, Ripplewood Partners, L.P. and Hanan Cohen (incorporated herein by reference to Exhibit 10.12 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

15. Subscription and Employee Stockholder's Agreement, dated as of January 31, 2000, among WMC Holding Corp., the Registrant, Ripplewood Partners, L.P. and John Saefke (incorporated herein by reference to Exhibit 10.14 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

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16.  1999 Western Multiplex Corporation Stock Incentive Plan (incorporated herein by reference to Exhibit 10.15 of Amendment No. 1 to the Registration Statement filed with the Commission on May 5, 2000).

17. Western Multiplex Corporation Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 10.16 of Amendment No. 2 to the Registration Statement filed with the Commission on June 9, 2000).

18. Western Multiplex Corporation 2000 Stock Option Plan for Non-Employee Directors (incorporated herein by reference to Exhibit 10.17 of Amendment No. 2 to the Registration Statement filed with the Commission on June 9,
     2000).

19. Amendment No. 1 to 1999 Western Multiplex Corporation Stock Incentive Plan, dated June 8, 2000 (incorporated herein by reference to Exhibit 10.28 of Amendment No. 2 to the Registration Statement filed with the Commission on June 9, 2000).

20. Ubiquity Communication, Inc. 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10.31 of Amendment No. 3 to the Registration Statement filed with the Commission of July 3, 2000).

21. Ubiquity Communication, Inc. 1998 Stock Plan (incorporated herein by reference to Exhibit 10.32 of Amendment No. 3 to the Registration Statement filed with the Commission on July 3, 2000).

22. Ubiquity Communication, Inc. 1999 Stock Plan (incorporated herein by reference to Exhibit 10.33 of Amendment No. 3 to the Registration Statement filed with the Commission on July 3, 2000).

23. Amendment No. 1 to Western Multiplex Corporation 2000 Stock Option Plan for Non-Employee Directors, dated June 19, 2000 (incorporated herein by reference to Exhibit 10.34 of Amendment No. 3 to the Registration Statement filed with the Commission on July 3, 2000).

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        WESTERN MULTIPLEX CORPORATION


Date: July 11, 2000                     By:  /s/ Nancy Huber
                                           ----------------------
                                           Name: Nancy Huber
                                           Title: Chief Financial Officer,
                                                  Vice President, Finance and
                                                  Secretary

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